AIA® Document A191™ – 1996 Part 2

Standard Form of Agreement Between Owner and Design/Builder

Part 2 Agreement

TABLE OF ARTICLES

PART 2 AGREEMENT

ADDITIONS AND DELETIONS:
The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An *Additions and Deletions Report* that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

AGREEMENT made as of the Twenty-sixth day of January in the year of Two Thousand Five
(In words, indicate day, month and year.)

BETWEEN the Owner:
(Name and address)

Unional National Community Bank
101 East Main Street
Mount Joy, PA 17552-0567

and the Design/Builder:
(Name and address)

PWCampbell Contracting Company
109 Zeta Drive
Pittsburgh, PA 15238

For the following Project:
(Include Project name, location and a summary description.)

Gold Café, East Lampeter Township, Lancaster County, PA

The architectural services described in Article 3 will be provided by the following person or entity who is lawfully licensed to practice architecture:

Name and address	Registration Number	Relationship to Design/Builder
Dorothy R. Moyta	RA011421X	Consultant

Normal structural, mechanical and electrical engineering services will be provided contractually through the Architect except as indicated below:

Name, address and discipline	Registration Number	Relationship to Design/Builder

The Owner and the Design/Builder agree as set forth below.

TERMS AND CONDITIONS – PART 2 AGREEMENT

ARTICLE 1 GENERAL PROVISIONS

§ 1.1 BASIC DEFINITIONS

§ 1.1.1 The Contract Documents consist of the Part 1 Agreement to the extent not modified by this Part 2 Agreement, this Part 2 Agreement, the Design/Builder's Proposal and written addenda to the Proposal identified in Article 14, the Construction Documents approved by the Owner in accordance with Section 3.2.3 and Modifications issued after execution of this Part 2 Agreement. A Modification is a Change Order or a written amendment to this Part 2 Agreement signed by both parties, or a Construction Change Directive issued by the Owner in accordance with Section 8.3.

§ 1.1.2 The term "Work" means the construction and services provided by the Design/Builder to fulfill the Design/Builder's obligations.

§ 1.2 EXECUTION, CORRELATION AND INTENT

§ 1.2.1 It is the intent of the Owner and Design/Builder that the Contract Documents include all items necessary for proper execution and completion of the Work. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Design/Builder shall be required only to the extent consistent with and reasonably inferable from the Contract Documents as being necessary to produce the intended results. Words that have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

§ 1.2.2 If the Design/Builder believes or is advised by the Architect or by another design professional retained to provide services on the Project that implementation of any instruction received from the Owner would cause a violation of any applicable law, the Design/Builder shall notify the Owner in writing. Neither the Design/Builder nor the Architect shall be obligated to perform any act which either believes will violate any applicable law.

§ 1.2.3 Nothing contained in this Part 2 Agreement shall create a contractual relationship between the Owner and any person or entity other than the Design/Builder.

§ 1.3 OWNERSHIP AND USE OF DOCUMENTS

§ 1.3.1 Drawings, specifications, and other documents and electronic data furnished by the Design/Builder are instruments of service. The Design/Builder's Architect and other providers of professional services shall retain all common law, statutory and other reserved rights, including copyright in those instruments of service furnished by them. Drawings, specifications, and other documents and electronic data are furnished for use solely with respect to this Part 2 Agreement. The Owner shall be permitted to retain copies, including reproducible copies, of the drawings, specifications, and other documents and electronic data furnished by the Design/Builder for information and reference in connection with the Project except as provided in Sections 1.3.2 and 1.3.3.

§ 1.3.2 Drawings, specifications, and other documents and electronic data furnished by the Design/Builder shall not be used by the Owner or others on other projects, for additions to this Project or for completion of this Project by others, except by agreement in writing and with appropriate compensation to the Design/Builder, unless the Design/Builder is adjudged to be in default under this Part 2 Agreement or under any other subsequently executed agreement.

§ 1.3.3 If the Design/Builder defaults in the Design/Builder's obligations to the Owner, the Architect shall grant a license to the Owner to use the drawings, specifications, and other documents and electronic data furnished by the Architect to the Design/Builder for the completion of the Project, conditioned upon the Owner's execution of an agreement to cure the Design/Builder's default in payment to the Architect for services previously performed and to indemnify the Architect with regard to claims arising from such reuse without the Architect's professional involvement.

§ 1.3.4 Submission or distribution of the Design/Builder's documents to meet official regulatory requirements or for similar purposes in connection with the Project is not to be construed as publication in derogation of the rights reserved in Section 1.3.1.

ARTICLE 2 OWNER

§ 2.1 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner or such authorized representative shall examine documents submitted by the Design/Builder and shall render decisions in a timely manner and in accordance with the schedule accepted by the Owner. The Owner may obtain independent review of the Contract Documents by a separate architect, engineer, contractor or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner's expense in a timely manner and shall not delay the orderly progress of the Work.

§ 2.2 The Owner may appoint an on-site project representative to observe the Work and to have such other responsibilities as the Owner and Design/Builder agree in writing.

§ 2.3 The Owner shall cooperate with the Design/Builder in securing building and other permits, licenses and inspections. The Owner shall not be required to pay the fees for such permits, licenses and inspections unless the cost of such fees is excluded from the Design/Builder's Proposal.

§ 2.4 The Owner shall furnish services of land surveyors, geotechnical engineers and other consultants for subsoil, air and water conditions, in addition to those provided under the Part 1 Agreement, when such services are deemed necessary by the Design/Builder to properly carry out the design services required by this Part 2 Agreement.

§ 2.5 The Owner shall disclose, to the extent known to the Owner, the results and reports of prior tests, inspections or investigations conducted for the Project involving: structural or mechanical systems; chemical, air and water pollution; hazardous materials; or other environmental and subsurface conditions. The Owner shall disclose all information known to the Owner regarding the presence of pollutants at the Project's site.

§ 2.6 The Owner shall furnish all legal, accounting and insurance counseling services as may be necessary at any time for the Project, including such auditing services as the Owner may require to verify the Design/Builder's Applications for Payment.

§ 2.7 Those services, information, surveys and reports required by Sections 2.4 through 2.6 which are within the Owner's control shall be furnished at the Owner's expense, and the Design/Builder shall be entitled to rely upon the accuracy and completeness thereof, except to the extent the Owner advises the Design/Builder to the contrary in writing.

§ 2.8 If the Owner requires the Design/Builder to maintain any special insurance coverage, policy, amendment, or rider, the Owner shall pay the additional cost thereof, except as otherwise stipulated in this Part 2 Agreement.

§ 2.9 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or nonconformity with the Design/Builder's Proposal or the Construction Documents, the Owner shall give prompt written notice thereof to the Design/Builder.

§ 2.10 The Owner shall, at the request of the Design/Builder, prior to execution of this Part 2 Agreement and promptly upon request thereafter, furnish to the Design/Builder reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract.

§ 2.11 The Owner shall communicate with persons or entities employed or retained by the Design/Builder through the Design/Builder, unless otherwise directed by the Design/Builder.

ARTICLE 3 DESIGN/BUILDER

§ 3.1 SERVICES AND RESPONSIBILITIES

§ 3.1.1 Design services required by this Part 2 Agreement shall be performed by qualified architects and other design professionals. The contractual obligations of such professional persons or entities are undertaken and performed in the interest of the Design/Builder.

§ 3.1.2 The agreements between the Design/Builder and the persons or entities identified in this Part 2 Agreement, and any subsequent modifications, shall be in writing. These agreements, including financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon request.

§ 3.1.3 The Design/Builder shall be responsible to the Owner for acts and omissions of the Design/Builder's employees, subcontractors and their agents and employees, and other persons, including the Architect and other design professionals, performing any portion of the Design/Builder's obligations under this Part 2 Agreement.

§ 3.2 BASIC SERIVICES

§ 3.2.1 The Design/Builder's Basic Services are described below and in Article 14.

§ 3.2.2 The Design/Builder shall designate a representative authorized to act on the Design/Builder's behalf with respect to the Project.

§ 3.2.3 The Design/Builder shall submit Construction Documents for review and approval by the Owner. Construction Documents may include drawings, specifications, and other documents and electronic data setting forth in detail the requirements for construction of the Work, and shall:

.1 be consistent with the intent of the Design/Builder's Proposal;
.2 provide information for the use of those in the building trades; and
.3 include documents customarily required for regulatory agency approvals.

§ 3.2 4 The Design/Builder, with the assistance of the Owner, shall file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project.

§ 3.2.5 Unless otherwise provided in the Contract Documents, the Design/Builder shall provide or cause to be provided and shall pay for design services, labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

§ 3.2.6 The Design/Builder shall be responsible for all construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under this Part 2 Agreement.

§ 3.2.7 The Design/Builder shall keep the Owner informed of the progress and quality of the Work.

§ 3.2.8 The Design/Builder shall be responsible for correcting Work which does not conform to the Contract Documents.

§ 3.2.9 The Design/Builder warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the construction will be free from faults and defects, and that the construction will conform with the requirements of the Contract Documents. Construction not conforming to these requirements, including substitutions not properly approved by the Owner, shall be corrected in accordance with Article 9.

§ 3.2.10 The Design/Builder shall pay all sales, consumer, use and similar taxes which had been legally enacted at the time the Design/Builder's Proposal was first submitted to the Owner, and shall secure and pay for building and other permits and governmental fees, licenses and inspections necessary for the proper execution and completion of the Work which are either customarily secured after execution of a contract for construction or are legally required at the time the Design/Builder's Proposal was first submitted to the Owner.

§ 3.2.11 The Design/Builder shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities relating to the Project.

§ 3.2.12 The Design/Builder shall pay royalties and license fees for patented designs, processes or products. The Design/Builder shall defend suits or claims for infringement of patent rights and shall hold the Owner harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer is required by the Owner. However, if the Design/Builder has reason to believe the use of a required design, process or product is an infringement of a patent, the Design/Builder shall be responsible for such loss unless such information is promptly furnished to the Owner.

§ 3.2.13 The Design/Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under this Part 2 Agreement. At the completion of the Work, the Design/Builder shall remove from the site waste materials, rubbish, the Design/Builder's tools, construction equipment, machinery, and surplus materials.

§ 3.2.14 The Design/Builder shall notify the Owner when the Design/Builder believes that the Work or an agreed upon portion thereof is substantially completed. If the Owner concurs, the Design/Builder shall issue a Certificate of Substantial Completion which shall establish the Date of Substantial Completion, shall state the responsibility of each party for security, maintenance, heat, utilities, damage to the Work and insurance, shall include a list of items to be completed or corrected and shall fix the time within which the Design/Builder shall complete items listed therein. Disputes between the Owner and Design/Builder regarding the Certificate of Substantial Completion shall be resolved in accordance with provisions of Article 10.

§ 3.2.15 The Design/Builder shall maintain at the site for the Owner one record copy of the drawings, specifications, product data, samples, shop drawings, Change Orders and other modifications, in good order and regularly updated to record the completed construction. These shall be delivered to the Owner upon completion of construction and prior to final payment.

§ 3.3 ADDITIONAL SERVICES

§ 3.3.1 The services described in this Section 3.3 are not included in Basic Services unless so identified in Article 14, and they shall be paid for by the Owner as provided in this Part 2 Agreement, in addition to the compensation for Basic Services. The services described in this Section 3.3 shall be provided only if authorized or confirmed in writing by the Owner.

§ 3.3.2 Making revisions in drawings, specifications, and other documents or electronic data when such revisions are required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents or electronic data.

§ 3.3.3 Providing consultation concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the replacement of such Work.

§ 3.3.4 Providing services in connection with a public hearing, arbitration proceeding or legal proceeding, except where the Design/Builder is a party thereto.

§ 3.3.5 Providing coordination of construction performed by the Owner's own forces or separate contractors employed by the Owner, and coordination of services required in connection with construction performed and equipment supplied by the Owner.

§ 3.3.6 Preparing a set of reproducible record documents or electronic data showing significant changes in the Work made during construction.

§ 3.3.7 Providing assistance in the utilization of equipment or systems such as preparation of operation and maintenance manuals, training personnel for operation and maintenance, and consultation during operation.

ARTICLE 4 TIME

§ 4.1 Unless otherwise indicated, the Owner and the Design/Builder shall perform their respective obligations as expeditiously as is consistent with reasonable skill and care and the orderly progress of the Project.

§ 4.2 Time limits stated in the Contract Documents are of the essence. The Work to be performed under this Part 2 Agreement shall commence upon receipt of a notice to proceed unless otherwise agreed and, subject to authorized Modifications, Substantial Completion shall be achieved on or before the date established in Article 14.

§ 4.3 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy or utilize the Work for its intended use.

§ 4.4 Based on the Design/Builder's Proposal, a construction schedule shall be provided consistent with Section 4.2 above.

§ 4.5 If the Design/Builder is delayed at any time in the progress of the Work by an act or neglect of the Owner, Owner's employees, or separate contractors employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, adverse weather conditions not reasonably anticipatable, unavoidable casualties or other causes beyond the Design/Builder's control, or by delay authorized by the Owner pending arbitration, or by other causes which the Owner and Design/Builder agree may justify delay, then the Contract Time shall be reasonably extended by Change Order.

ARTICLE 5 PAYMENTS

§ 5.1 PROGRESS PAYMENTS

§ 5.1.1 The Design/Builder shall deliver to the Owner itemized Applications for Payment in such detail as indicated in Article 14.

§ 5.1.2 Within ten (10) days of the Owner's receipt of a properly submitted and correct Application for Payment, the Owner shall make payment to the Design/Builder.

§ 5.1.3 The Application for Payment shall constitute a representation by the Design/Builder to the Owner that the design and construction have progressed to the point indicated, the quality of the Work covered by the application is in accordance with the Contract Documents, and the Design/Builder is entitled to payment in the amount requested.

§ 5.1.4 Upon receipt of payment from the Owner, the Design/Builder shall promptly pay the Architect, other design professionals and each contractor the amount to which each is entitled in accordance with the terms of their respective contracts.

§ 5.1.5 The Owner shall have no obligation under this Part 2 Agreement to pay or to be responsible in any way for payment to the Architect, another design professional or a contractor performing portions of the Work.

§ 5.1.6 Neither progress payment nor partial or entire use or occupancy of the Project by the Owner shall constitute an acceptance of Work not in accordance with the Contract Documents.

§ 5.1.7 The Design/Builder warrants that title to all construction covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design/Builder further warrants that upon submittal of an Application for Payment all construction for which payments have been received from the Owner shall be free and clear of liens, claims, security interests or encumbrances in favor of the Design/Builder or any other person or entity performing construction at the site or furnishing materials or equipment relating to the construction.

§ 5.1.8 At the time of Substantial Completion, the Owner shall pay the Design/Builder the retainage, if any, less the reasonable cost to correct or complete incorrect or incomplete Work. Final payment of such withheld sum shall be made upon correction or completion of such Work.

§ 5.2 FINAL PAYMENTS

§ 5.2.1 Neither final payment nor amounts retained, if any, shall become due until the Design/Builder submits to the Owner: (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or Owner's property might be responsible or encumbered (less amounts withheld by the Owner) have been paid or otherwise satisfied; (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner; (3) a written statement that the Design/Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents; (4) consent of surety, if any, to final payment; and (5) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a contractor or other person or entity entitled to assert a lien against the Owner's property refuses to furnish a release or waiver required by the Owner, the Design/ Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Design/Builder shall indemnify the Owner for all loss and cost, including reasonable attorneys' fees incurred as a result of such lien.

§ 5.2.2 When the Work has been completed and the contract fully performed, the Design/Builder shall submit a final application for payment to the Owner, who shall make final payment within 30 days of receipt.

§ 5.2.3 The making of final payment shall constitute a waiver of claims by the Owner except those arising from:

- **.1** liens, claims, security interests or encumbrances arising out of the Contract and unsettled;
- **.2** failure of the Work to comply with the requirements of the Contract Documents; or
- **.3** terms of special warranties required by the Contract Documents.

§ 5.2.4 Acceptance of final payment shall constitute a waiver of all claims by the Design/Builder except those previously made in writing and identified by the Design/Builder as unsettled at the time of final Application for Payment.

§ 5.3 INTEREST PAYMENTS

§ 5.3.1 Payments due the Design/Builder under this Part 2 Agreement which are not paid when due shall bear interest from the date due at the rate specified in Article 13, or in the absence of a specified rate, at the legal rate prevailing where the Project is located.

ARTICLE 6 PROTECTION OF PERSONS AND PROPERTY

§ 6.1 The Design/Builder shall be responsible for initiating, maintaining and providing supervision of all safety precautions and programs in connection with the performance of this Part 2 Agreement.

§ 6.2 The Design/Builder shall take reasonable precautions for the safety of, and shall provide reasonable protection to prevent damage, injury or loss to: (1) employees on the Work and other persons who may be affected thereby; (2) the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody, or control of the Design/Builder or the Design/Builder's contractors; and (3) other property at or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal relocation or replacement in the course of construction.

§ 6.3 The Design/Builder shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on the safety of persons or property or their protection from damage, injury or loss.

§ 6.4 The Design/Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance provided or required by the Contract Documents) to property at the site caused in whole or in part by the Design/Builder, a contractor of the Design/Builder or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable.

ARTICLE 7 INSURANCE AND BONDS

§ 7.1 DESIGN/BUILDER'S LIABILITY INSURANCE

§ 7.1.1 The Design/Builder shall purchase from and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, such insurance as will protect the Design/Builder from claims set forth below which may arise out of or result from operations under this Part 2 Agreement by the Design/Builder or by a contractor of the Design/Builder, or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

.1 claims under workers' compensation, disability benefit and other similar employee benefit laws that are applicable to the Work to be performed;

.2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Design/Builder's employees;

.3 claims for damages because of bodily injury, sickness or disease, or death of persons other than the Design/Builder's employees;

.4 claims for damages covered by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Design/Builder or (2) by another person;

.5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

.6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

.7 claims involving contractual liability insurance applicable to the Design/Builder's obligations under Section 11.5.

§ 7.1.2 The insurance required by Section 7.1.1 shall be written for not less than limits of liability specified in this Part 2 Agreement or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

§ 7.1.3 Certificates of Insurance acceptable to the Owner shall be delivered to the Owner immediately after execution of this Part 2 Agreement. These Certificates and the insurance policies required by this Section 7.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment, an additional certificate evidencing continuation of such coverage shall be submitted with the application for final payment. Information concerning reduction of coverage shall be furnished by the Design/Builder with reasonable promptness in accordance with the Design/Builder's information and belief.

§ 7.2 OWNER'S LIABILITY INSURANCE

§ 7.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under this Part 2 Agreement. The Design/Builder shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

§ 7.3 PROPERTY INSURANCE

§ 7.3.1 Unless otherwise provided under this Part 2 Agreement, the Owner shall purchase and maintain, in a company or companies authorized to do business in the jurisdiction in which the principal improvements are to be located, property insurance upon the Work to the full insurable value thereof on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made or until no person or entity other than the Owner has an insurable interest in the property required by this Section 7.3 to be insured, whichever is earlier. This insurance shall include interests of the Owner, the Design/Builder, and their respective contractors and subcontractors in the Work.

§ 7.3.2 Property insurance shall be on an all-risk policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, falsework, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for the services and

expenses of the Design/Builder's Architect and other professionals required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

§ 7.3.3 If the Owner does not intend to purchase such property insurance required by this Part 2 Agreement and with all of the coverages in the amount described above, the Owner shall so inform the Design/Builder prior to commencement of the construction. The Design/Builder may then effect insurance which will protect the interests of the Design/Builder and the Design/Builder's contractors in the construction, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Design/Builder is damaged by the failure or neglect of the Owner to purchase or maintain insurance as de-scribed above, then the Owner shall bear all reasonable costs properly attributable thereto.

§ 7.3.4 Unless otherwise provided, the Owner shall purchase and maintain such boiler and machinery insurance required by this Part 2 Agreement or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner. This insurance shall include interests of the Owner, the Design/Builder, the Design/Builder's contractors and subcontractors in the Work, and the Design/Builder's Architect and other design professionals. The Owner and the Design/Builder shall be named insureds.

§ 7.3.5 A loss insured under the Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section 7.3.10. The Design/Builder shall pay contractors their shares of insurance proceeds received by the Design/Builder, and by appropriate agreement, written where legally required for validity, shall require contractors to make payments to their subcontractors in similar manner.

§ 7.3.6 Before an exposure to loss may occur, the Owner shall file with the Design/Builder a copy of each policy that includes insurance coverages required by this Section 7.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Design/Builder.

§ 7.3.7 If the Design/Builder requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, obtain such insurance, and the cost thereof shall be charged to the Design/Builder by appropriate Change Order.

§ 7.3.8 The Owner and the Design/Builder waive all rights against each other and the Architect and other design professionals, contractors, subcontractors, agents and employees, each of the other, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Section 7.3 or other property insurance applicable to the Work, except such rights as they may have to proceeds of such insurance held by the Owner as trustee. The Owner or Design/ Builder, as appropriate, shall require from contractors and subcontractors by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated in this Section 7.3. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

§ 7.3.9 If required in writing by a party in interest, the Owner as trustee shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Article 10. If after such loss no other special agreement is made, replacement of damaged Work shall be covered by appropriate Change Order.

§ 7.3.10 The Owner as trustee shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing, within five (5) days after occurrence of loss to the Owner's exercise of this power; if such objection be made, the parties shall enter into dispute resolution under procedures provided in Article 10. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

§ 7.3.11 Partial occupancy or use prior to Substantial Completion shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Design/ Builder shall take reasonable steps to obtain consent of the insurance company or companies and shall not, without mutual written consent, take any action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of coverage.

§ 7.4 LOSS OF USE OF INSURANCE

§ 7.4.1 The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Design/Builder for loss of use of the Owner's property, including consequential losses due to fire or other hazards, however caused.

ARTICLE 8 CHANGES IN THE WORK

§ 8.1 CHANGES

§ 8.1.1 Changes in the Work may be accomplished after execution of this Part 2 Agreement, without invalidating this Part 2 Agreement, by Change Order, Construction Change Directive, or order for a minor change in the Work, subject to the limitations stated in the Contract Documents.

§ 8.1.2 A Change Order shall be based upon agreement between the Owner and the Design/Builder; a Construction Change Directive may be issued by the Owner without the agreement of the Design/Builder; an order for a minor change in the Work may be issued by the Design/Builder alone.

§ 8.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Design/Builder shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive, or order for a minor change in the Work.

§ 8.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or the Design/ Builder, the applicable unit prices shall be equitably adjusted.

§ 8.2 CHANGE ORDERS

§ 8.2.1 A Change Order is a written instrument prepared by the Design/Builder and signed by the Owner and the Design/Builder, stating their agreement upon all of the following:

- **.1** a change in the Work;
- **.2** the amount of the adjustment, if any, in the Contract Sum; and
- **.3** the extent of the adjustment, if any, in the Contract Time.

§ 8.2.2 If the Owner requests a proposal for a change in the Work from the Design/Builder and subsequently elects not to proceed with the change, a Change Order shall be issued to reimburse the Design/Builder for any costs incurred for estimating services, design services or preparation of proposed revisions to the Contract Documents.

§ 8.3 CONSTRUCTION CHANGE DIRECTIVES

§ 8.3.1 A Construction Change Directive is a written order prepared and signed by the Owner, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both.

§ 8.3.2 Except as otherwise agreed by the Owner and the Design/Builder, the adjustment to the Contract Sum shall be determined on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including the expenditures for design services and revisions to the Contract Documents. In case of an increase in the Contract Sum, the cost shall include a reasonable allowance for overhead and profit. In such case, the Design/Builder shall keep and present an itemized accounting together with appropriate supporting data for inclusion in a Change Order. Unless otherwise provided in the Contract Documents, costs for these purposes shall be limited to the following:

- **.1** costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance;
- **.2** costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.3 rental costs of machinery and equipment exclusive of hand tools, whether rented from the Design/Builder or others;
.4 costs of premiums for all bonds and insurance permit fees, and sales, use or similar taxes;
.5 additional costs of supervision and field office personnel directly attributable to the change; and fees paid to the Architect, engineers and other professionals.

§ 8.3.3 Pending final determination of cost to the Owner, amounts not in dispute may be included in Applications for Payment. The amount of credit to be allowed by the Design/Builder to the Owner for deletion or change which results in a net decrease in the Contract Sum will be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of the net increase, if any, with respect to that change.

§ 8.3.4 When the Owner and the Design/Builder agree upon the adjustments in the Contract Sum and Contract Time, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

§ 8.4 MINOR CHANGES IN THE WORK

§ 8.4.1 The Design/Builder shall have authority to make minor changes in the Construction Documents and construction consistent with the intent of the Contract Documents when such minor changes do not involve adjustment in the Contract Sum or extension of the Contract Time. The Design/Builder shall promptly inform the Owner, in writing, of minor changes in the Construction Documents and construction.

§ 8.5 CONCEALED CONDITIONS

§ 8.5.1 If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents, or (2) unknown physical conditions of an unusual nature which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Contract Sum shall be equitably adjusted for such concealed or unknown conditions by Change Order upon claim by either party made within 21 days after the claimant becomes aware of the conditions.

§ 8.6 REGULATORY CHANGES

§ 8.6.1 The Design/Builder shall be compensated for changes in the construction necessitated by the enactment or revisions of codes, laws or regulations subsequent to the submission of the Design/Builder's Proposal.

ARTICLE 9 CORRECTION OF WORK

§ 9.1 The Design/Builder shall promptly correct Work rejected by the Owner or known by the Design/Builder to be defective or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Design/Builder shall bear costs of correcting such rejected Work, including additional testing and inspections.

§ 9.2 If, within one (1) year after the date of Substantial Completion of the Work or, after the date for commencement of warranties established in a written agreement between the Owner and the Design/Builder, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Design/Builder shall correct it promptly after receipt of a written notice from the Owner to do so unless the Owner has previously given the Design/ Builder a written acceptance of such condition.

§ 9.3 Nothing contained in this Article 9 shall be construed to establish a period of limitation with respect to other obligations which the Design/Builder might have under the Contract Documents. Establishment of the time period of one (1) year as described in Section 9.2 relates only to the specific obligation of the Design/Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design/Builder's liability with respect to the Design/Builder's obligations other than specifically to correct the Work.

§ 9.4 If the Design/Builder fails to correct nonconforming Work as required or fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Design/Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the Owner's right to stop the Work shall not give rise to a duty on the part of the Owner to exercise the right for benefit of the Design/Builder or other persons or entities.

§ 9.5 If the Design/Builder defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within seven (7) days after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may give a second written notice to the Design/Builder and, seven (7) days following receipt by the Design/Builder of that second written notice and without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design/ Builder, the costs of correcting such deficiencies. If the payments then or thereafter due the Design/Builder are not sufficient to cover the amount of the deduction, the Design/Builder shall pay the difference to the Owner. Such action by the Owner shall be subject to dispute resolution procedures as provided in Article 10.

ARTICLE 10 DISPUTE RESOLUTION – MEDIATION AND ARBITRATION

§ 10.1 Claims, disputes or other matters in question between the parties to this Part 2 Agreement arising out of or relating to this Part 2 Agreement or breach thereof shall be subject to and decided by mediation or arbitration. Such mediation or arbitration shall be conducted in accordance with the Construction Industry Mediation or Arbitration Rules of the American Arbitration Association currently in effect.

§ 10.2 In addition to and prior to arbitration, the parties shall endeavor to settle disputes by mediation. Demand for mediation shall be filed in writing with the other party to this Part 2 Agreement and with the American Arbitration Association. A demand for mediation shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for mediation be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of repose or limitations.

§ 10.3 Demand for arbitration shall be filed in writing with the other party to this Part 2 Agreement and with the American Arbitration Association. A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of repose or limitations.

§ 10.4 An arbitration pursuant to this Article may be joined with an arbitration involving common issues of law or fact between the Design/Builder and any person or entity with whom the Design/Builder has a contractual obligation to arbitrate disputes. No other arbitration arising out of or relating to this Part 2 Agreement shall include, by consolidation, joinder or in any other manner, an additional person or entity not a party to this Part 2 Agreement or not a party to an agreement with the Design/Builder, except by written consent containing a specific reference to this Part 2 Agreement signed by the Owner, the Design/Builder and any other person or entities sought to be joined. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by the parties to this Part 2 Agreement shall be specifically enforceable in accordance with applicable law in any court having jurisdiction thereof.

§ 10.5 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

ARTICLE 11 MISCELLANEOUS PROVISIONS

§ 11.1 Unless otherwise provided, this Part 2 Agreement shall be governed by the law of the place where the Project is located.

§ 11.2 SUBCONTRACTS

§ 11.2.1 The Design/Builder, as soon as practicable after execution of this Part 2 Agreement, shall furnish to the Owner in writing the names of the persons or entities the Design/Builder will engage as contractors for the Project.

§ 11.3 WORK BY OWNER OR OWNER'S CONTRACTORS
§ 11.3.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under conditions of insurance and waiver of subrogation identical to the provisions of this Part 2 Agreement. If the Design/Builder claims that delay or additional cost is involved because of such action by the Owner, the Design/Builder shall assert such claims as provided in Section 11.4.

§ 11.3.2 The Design/Builder shall afford the Owner's separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Design/Builder's construction and operations with theirs as required by the Contract Documents.

§ 11.3.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

§ 11.4 CLAIMS FOR DAMAGES
§ 11.4.1 If either party to this Part 2 Agreement suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after first observance. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a claim of additional cost or time related to this claim is to be asserted, it shall be filed in writing.

§ 11.5 INDEMNIFICATION
§ 11.5.1 To the fullest extent permitted by law, the Design/Builder shall indemnify and hold harmless the Owner, Owner's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Design/Builder, anyone directly or indirectly employed by the Design/Builder or anyone for whose acts the Design/Builder may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Section 11.5.

§ 11.5.2 In claims against any person or entity indemnified under this Section 11.5 by an employee of the Design/Builder, anyone directly or indirectly employed by the Design/Builder or anyone for whose acts the Design/Builder may be liable, the indemnification obligation under this Section 11.5 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Design/Builder under workers' compensation acts, disability benefit acts or other employee benefit acts.

§ 11.6 SUCCESSORS AND ASSIGNS
§ 11.6.1 The Owner and Design/Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Part 2 Agreement and to the partners, successors and assigns of such other party with respect to all covenants of this Part 2 Agreement. Neither the Owner nor the Design/Builder shall assign this Part 2 Agreement without the written consent of the other. The Owner may assign this Part 2 Agreement to any institutional lender providing construction financing, and the Design/Builder agrees to execute all consents reasonably required to facilitate such an assignment. If either party makes such an assignment, that party shall nevertheless remain legally responsible for all obligations under this Part 2 Agreement, unless otherwise agreed by the other party.

§ 11.7 TERMINATION OF PROFESSIONAL DESIGN SERVICES
§ 11.7.1 Prior to termination of the services of the Architect or any other design professional designated in this Part 2 Agreement, the Design/Builder shall identify to the Owner in writing another architect or other design professional with respect to whom the Owner has no reasonable objection, who will provide the services originally to have been provided by the Architect or other design professional whose services are being terminated.

§ 11.8 EXTENT OF AGREEMENT

§ 11.8.1 This Part 2 Agreement represents the entire agreement between the Owner and the Design/Builder and supersedes prior negotiations, representations or agreements, either written or oral. This Part 2 Agreement may be amended only by written instrument and signed by both the Owner and the Design/Builder.

ARTICLE 12 TERMINATION OF THE AGREEMENT

§ 12.1 TERMINATION BY THE OWNER

§ 12.1.1 This Part 2 Agreement may be terminated by the Owner upon 14 days' written notice to the Design/Builder in the event that the Project is abandoned. If such termination occurs, the Owner shall pay the Design/Builder for Work completed and for proven loss sustained upon materials, equipment, tools, and construction equipment and machinery, including reasonable profit and applicable damages.

§ 12.1.2 If the Design/Builder defaults or persistently fails or neglects to carry out the Work in accordance with the Contract Documents or fails to perform the provisions of this Part 2 Agreement, the Owner may give written notice that the Owner intends to terminate this Part 2 Agreement. If the Design/Builder fails to correct the defaults, failure or neglect within seven (7) days after being given notice, the Owner may then give a second written notice and, after an additional seven (7) days, the Owner may without prejudice to any other remedy terminate the employment of the Design/Builder and take possession of the site and of all materials, equipment, tools and construction equipment and machinery thereon owned by the Design/Builder and finish the Work by whatever method the Owner may deem expedient. If the unpaid balance of the Contract Sum exceeds the expense of finishing the Work and all damages incurred by the Owner, such excess shall be paid to the Design/Builder. If the expense of completing the Work and all damages incurred by the Owner exceeds the unpaid balance, the Design/Builder shall pay the difference to the Owner. This obligation for payment shall survive termination of this Part 2 Agreement.

§ 12.2 TERMINATION BY THE DESIGN/BUILDER

§ 12.2.1 If the Owner fails to make payment when due, the Design/Builder may give written notice of the Design/Builder's intention to terminate this Part 2 Agreement. If the Design/Builder fails to receive payment within seven (7) days after receipt of such notice by the Owner, the Design/Builder may give a second written notice and, seven (7) days after receipt of such second written notice by the Owner, may terminate this Part 2 Agreement and recover from the Owner payment for Work executed and for proven losses sustained upon materials, equipment, tools, and construction equipment and machinery, including reasonable profit and applicable damages.

ARTICLE 13 BASIS OF COMPENSATION

The Owner shall compensate the Design/Builder in accordance with Article 5, Payments, and the other provisions of this Part 2 Agreement as described below.

§ 13.1 COMPENSATION

§ 13.1.1 For the Design/Builder's performance of the Work, as described in Section 3.2 and including any other services listed in Article 14 as part of Basic Services, the Owner shall pay the Design/Builder in current funds the Contract Sum as follows:

ONE MILLION, TWO HUNDRED-NINE THOUSAND, FOUR HUNDRED,TWELVE and NO/100 DOLLARS $1,209,412.00

§ 13.1.2 For Additional Services, as described in Section 3.3 and including any other services listed in Article 14 as Additional Services, compensation shall be as follows:

Refer to the Program Cost Sheet, one(1) page dated January 26, 2005 (copy attached), for all additional services and fees.

§ 13.2 REIMBURSABLE EXPENSES

§ 13.2.1 Reimbursable Expenses are in addition to the compensation for Basic and Additional Services, and include actual expenditures made by the Design/Builder and the Design/Builder's employees and contractors in the interest of the Project, as follows:

Refer to Exhibit "A", the Design/Builder Scope of Services Clarification sheet (5 pages), dated January 26, 2005, copy attached.

§ 13.2.2 FOR REIMBURSABLE EXPENSES, compensation shall be a multiple of One and two-tenths (1.20) times the amounts expended.

§ 13.3 INTEREST PAYMENT

§ 13.3.1 The rate of interest for past due payments shall be as follows:

Two percent (2.00%) above the prime rate as established by Union National Community Bank.

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Design/ Builder's principal places of business, at the location of the Project and elsewhere may affect the validity of this provision. Specific legal advice should be obtained with respect to deletion, modification or other requirements, such as written disclosures or waivers.)

ARTICLE 14 OTHER CONDITIONS AND SERVICES

§ 14.1 The Basic Services to be performed shall be commenced within three (3) weeks of the receipt of all applicable permits and approvals and, subject to authorized adjustments and to delays not caused by the Design/Builder, Substantial Completion shall be achieved in the Contract Time of Three hundred eighteen (318) calendar days. This duration pertains only to construction activities. Additional adequate time will also be required to prepare construction documents and to procure relevant site and building permits and approvals. It is anticipated that construction documentation will require six (6) to eight (8) weeks to prepare. Permit procurement will be performed concurrently with the construction document preparation process.

§ 14.2 The Basic Services beyond those described in Article 3 are as follows:

See attached Design/Builder Scope of Services Clarification sheet (5 pages) dated January 26, 2005.

§ 14.3 Additional Services beyond those described in Article 3 are as follows:

See attached Design/Builder Scope of Services Clarification sheet (5 pages) dated January 26, 2005.

§ 14.4 The Design/Builder shall submit an Application for Payment on the Tenth (10th) day of each month.

§ 14.5 The Design/Builder's Proposal includes the following documents:
(List the documents by specific title and date; include any required performance and payment bonds.)

Title	Date

This Agreement entered into as of the day and year first written above.

OWNER	DESIGN/BUILDER
Union National Community Bank	PWCampbell Contracting Company
[signature]	[signature]
(Signature)	*(Signature)*
MICHAEL A. FREY	James L. Campbell, Principal
(Printed name and title)	*(Printed name and title)*

Additions and Deletions Report for
AIA® Document A191™ – 1996 Part 2

This Additions and Deletions Report, as defined on page 1 of the associated document, reproduces below all text the author has added to the standard form AIA document in order to complete it, as well as any text the author may have added to or deleted from the original AIA text. Added text is shown underlined. Deleted text is indicated with a horizontal line through the original AIA text.

Note: This Additions and Deletions Report is provided for information purposes only and is not incorporated into or constitute any part of the associated AIA document. This Additions and Deletions Report and its associated document were generated simultaneously by AIA software at 15:22:11 on 01/25/2005.

PAGE 1

AGREEMENT made as of the Twenty-sixth day of January in the year of Two Thousand Five

...

Unional National Community Bank

...

101 East Main Street

...

Mount Joy, PA 17552-0567

...

PWCampbell Contracting Company

...

109 Zeta Drive

...

Pittsburgh, PA 15238

...

Gold Café, East Lampeter Township, Lancaster County, PA

PAGE 2

Dorothy R. Moyta	RA011421X	Consultant

...

EXHIBIT "A"
DESIGN/BUILDER - PART 2
SCOPE OF SERVICES CLARIFICATION

Union National Community Bank

Gold Cafe, East Lampeter Twp., Lancaster County, PA

January 26, 2005

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
SITE REQUIREMENTS					
Site Engineering			■		
Stormwater Mngmt. Plan Design/Documentation			■		
Landscape Plan Design/Documentation			■		
Soil & Erosion Control Plan Design/Document.			■		
Master Planning		■			
Site Development Planning		■			
Subdivision Plan		■			
Wetlands Delineation/Engineering		■			
Irrigation Plan				■	
Traffic Study				■	
Property ALTA Survey			■		
Geotechnical Testing			■		
Testing		■			
Property and Topographic Surveys		■			
HAZMAT Surveys and Remediation		■			
GOVERNMENT REVIEW					
Planning Commission Fees		■			
Supervisors/Commissioners/Council Review	■				
Local, County, and State Document Submission	■				
Local, County, and State Document Review Fees		■			
Re-Zoning Processing Fees				■	
Environmental Engineering/Permitting				■	
BUILDING CODE REVIEW					
Labor and Industry Review Fee	■				
Energy Act 222 Review Fee	■				
BOCA Review Fee				■	
State Basic Building Code Fee				■	
Health Department Review Fee		■			
Industrial Board Review/Approval Processing				■	
Industrial Board Review Fee				■	
County Planning Review/Approval Processing	■				
County Planning Review Fees		■			

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
CONSTRUCTION DOCUMENTS					
Architectural Design/Documentation	■				
Structural Design/Documentation	■				
Non-Standard Foundation Design/Documentation					■
Plumbing Design/Documentation	■				
HVAC Design/Documentation	■				
Electrical Design/Documentation	■				
Interior Finishes Design/Documentation	■				
Artwork Design/Documentation				■	
Furniture Design Coordination	■				
Building Signage Design/Documentation		■			
Security System Design/Documentation		■			
Security System Design Coordination	■				
Banking Equipment Design Documentation		■			
Banking Equipment Design Coordination	■				
Fire Alarm System Design/Documentation				■	
Sprinkler System Design/Documentation				■	
Lightning Protection Design/Documentation				■	
UPS System Design/Documentation				■	
Telephone System Design/Documentation		■			
Telephone System Wiring Design Coordination	■				
Audio Visual System Design/Documentation		■			
Audio Visual System Design Coordination	■				
Computer System Design/Documentation		■			
Computer System Wiring Design Coordination	■				
Office Equipment Design/Documentation		■			
Office Equipment Design Coordination	■				

Union National Community Bank

Gold Cafe, East Lampeter Twp.,
Lancaster County, PA

January 26, 2005

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
PROCUREMENT PHASE					
Bidding Process Assistance	■				
Negotiated Contract Assistance	■				
Construction Document Reproduction	■				
Prevailing Wage Bidding Documents				■	
Segregated/Phased Construction Bidding				■	

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
CONSTRUCTION PHASE					
Construction Observation	■				
Job Meeting Attendance	■				
Shop Drawing Review	■				
Change Order Review	■				
Payment Review	■				
Punch List Coordination	■				
Substantial Completion Review	■				
Final Occupancy Review	■				
Testing and Inspection/Coordination of:	■				
Testing and Inspection/Cost of:		■			
Substitutions, Consideration, and Review	■				
Job Photographs					■
POST CONSTRUCTION					
Owners Manual Review	■				
Warranty Review	■				
Maintenance and Operation Program Review	■				
As-Built Drawings Review	■				
Special Studies				■	

Union National Community Bank

Gold Cafe, East Lampeter Twp.,
Lancaster County, PA

January 26, 2005

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
Division 1 General Conditions					
Field Supervision	X				
Project Management	X				
Field Office & Equipment	X				
Temporary Water Hook-Up	X				
Temporary Electric Hook-Up	X				
Temporary Telephone Hook-Up & Usage	X				
Temporary Utilities Usage	X				
Temporary Heating Equipment					X
Temporary Heating Fuel					X
Temporary Heating Enclosures					X
Winter Protection					X
Temporary Lighting	X				
Temporary Toilets	X				
Permit Procurement	X				
Permit Fees		X			
Legal Fees		X			
Tap Fees		X			
Safety & Dust Barricades	X				
Security		X			
Traffic Control				X	
Construction Cleaning	X				
Construction Debris Dumpsters	X				
Final Cleaning	X				
Builder's Risk Insurance		X			
General Liability Insurance	X				
Business Privilege Tax or Similar		X			
Project Site Signage	X				
Division 2 Site Requirements					
Site Clearing & Site Demolition				X	
Structure Demolition				X	
Selective Demolition				X	
Dewatering				X	
Shoring, Sheet Piling or Underpinning				X	
Piles or Caissons				X	
Site Retaining Walls	X				
Rough & Fine Grading	X				
Excavation & Fill (on-site balanced operation)	X				
Rock Excavation					X
Hauling & Disposal of Exported Material					X
Hauling & Placement of Imported Fill					X

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
Division 2 Site Requirements (cont.'d)					
Engineered Fill					X
Geotextile Fabric				X	
Asphalt Paving	X				
Precast Unit Pavers				X	
Concrete Curbing	X				
Concrete Sidewalks	X				
Gas Distribution System	X				
Fire Protection Distribution System	X				
Water Distribution System	X				
Electric Distribution System	X				
Storm Sewer Distribution System	X				
Sanitary Sewer Distribution System	X				
Storm Water Management System	X				
Area & Perimeter Drainage System	X				
Irrigation System				X	
Seeding & Topsoil at Disturbed Areas	X				
Landscaping		X			
Trash Pad & Enclosure	X				
Fencing				X	
Flagpole	X				
Site Lighting	X				
Site Signage (Exterior)		X			
Division 3 Building Concrete					
Reinforced Footings	X				
Grade Beams & Pile Caps				X	
Reinforced Walls				X	
Slab on Grade	X				
Slab on Deck				X	
Floor Leveling (greater than 1/8")				X	
Precast Decking				X	
Precast Architectural Panels				X	
Division 4 Building Masonry					
Concrete Masonry Unit Walls Below Grade	X				
Reinforced Ivany Walls				X	
Stone Veneer Systems	X				
Masonry Veneer Systems	X				
Corner Quoins				X	
Glass Block				X	
Masonry Accents				X	
Precast Trims				X	
Precast Keystones				X	
Restoration/Cleaning of Existing Masonry				X	

Union National Community Bank

Gold Cafe, East Lampeter Twp.,
Lancaster County, PA

January 26, 2005

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
Division 5 Structural and Misc. Steel					
Structural Steel	■				
Steel Joists	■				
Steel Decking	■				
Cellular Decking				■	
Loose Lintels	■				
Metal Stairs & Handrails				■	
Miscellaneous Metals	■				
Division 6 Carpentry					
Rough Carpentry, Wood Framing & Sheathing	■				
Prefabricated Wood Roof Trusses	■				
Interior Wood Trims (see also Division 9)				■	
Exterior Trims	■				
Prefinished Wood Casework				■	
Plastic Laminate Casework, Closet Shelving, Etc.	■				
Column Covers				■	
Vinyl Shutters				■	
Division 7 Thermal and Moisture Protection					
Foundation Waterproofing				■	
Deck Waterproofing				■	
Vapor Barriers	■				
Wall & Ceiling Insulation	■				
E.I.F.S.	■				
Spray-on Fireproofing				■	
Fiberglass Shingle Roofing				■	
Membrane Roofing	■				
Metal Roofing				■	
Roof Hatch				■	
Skylights				■	
Aluminum Exterior Trim	■				
Exterior Caulking & Sealants	■				
Division 8 Doors and Windows					
Aluminum Doors & Storefront	■				
Hollow Metal Doors & Frames	■				
Hollow Metal Borrowed Lite Frames & Glazing	■				
Wood Borrowed Lite Frames & Glazing				■	
1-3/4" Flush Wd Doors (Prefin) & HM Frames	■				
1-3/4" Prehung Flush Wood Doors				■	
1-3/4" Rim Doors/Glazing	■				
1-3/4" Six-Panel Doors				■	
Special Finish Wood Doors				■	
Overhead Doors	■				

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
Division 8 Doors and Windows (cont.'d)					
Automatic Entrance Doors				■	
Vinyl-Clad Wood Windows				■	
Aluminum Windows	■				
Custom-Color Glass at Storefront or Windows					■
Finish Hardware	■				
Finish Hardware Retrofit				■	
Division 9 Finishes					
Metal Stud Interior Framing	■				
5/8" Drywall Finishes	■				
Veneer Plaster Finishes				■	
Interior Acoustic Ceilings	■				
Exterior Vinyl Gypsum Board Ceilings	■				
Porcelain Tile Flooring (toilet rooms/pivot area)	■				
Stone Flooring				■	
Resilient Flooring (VCT)	■				
Resilient Stair Treads & Risers				■	
Raised Access Flooring				■	
Entrance Mats (Fluff Cord)	■				
Carpet	■				
Carpet Tile				■	
Wood Flooring	■				
Rubber Base	■				
Wood Base				■	
Wood Wainscot				■	
Chair Rail				■	
Crown Mold				■	
Interior Painting	■				
Exterior Painting	■				
Stained Wood Finishes	■				
Wallcovering	■				
Division 10 Specialties					
Dry Marker Boards				■	
Toilet Room Accessories	■				
Toilet Partitions	■				
Mechanical Louvers	■				
Prefab'd Fiberglass Cupola				■	
Lockers				■	
Interior Signs		■			
Fire Extinguishers & Cabinets	■				
Operable Partitions				■	
Metal Storage Shelving Systems		■			

Union National Community Bank

Gold Cafe, East Lampeter Twp.,
Lancaster County, PA

January 26, 2005

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
Division 11 Misc. Equipment					
Banking Equipment		X			
Modular Vault, Doors & Boxes				X	
Interior Vault Partition & Door				X	
Security System, Equipment & Wiring		X			
Red/Green Lights		X			
ATM and Equipment		X			
Grouting of Night Depository		X			
Bullet-Resistant Windows		X			
Kitchen Appliances (Refrig/Micro)	X				
Audio/Visual Display Equipment		X			
Projection Screens	X				
Dock Lifts, Levelers & Equipment				X	
Waste Compactors				X	
Attic Access Stairs & Hatch				X	
High-Density Filing Systems		X			
Division 12 Furnishings					
Artwork		X			
Banking Casework (plastic laminate)				X	
Casework Counter (plastic laminate)	X				
Window Treatment	X				
Furniture and Accessories		X			
Landscape Partitions				X	
Systems Furniture				X	
Interior Plants & Planters		X			
Division 13 Special Construction					
(Identify any Special Construction)		X			
Division 14 Conveying Systems					
Dumbwaiters				X	
Hydraulic Elevators				X	
Elevator Retrofit				X	
Wheelchair Lifts				X	
Division 15.3 Fire Protection					
Fire Protection System Piping				X	
Wet Sprinkler System				X	
Limited-Area Wet Sprinkler System				X	
Attic Dry Sprinkler System				X	
Exterior Dry Sprinkler System				X	
Special Extinguishing Systems				X	
Fire Protection Pump				X	
Site Hydrants (By Developer)				X	

	CONTRACT SERVICE	OWNERS RESPONSIBILITY	REIMBURSABLE	NOT APPLICABLE	ADDITIONAL SERVICE
Division 15.4 Plumbing Systems					
Plumbing Rough-In Piping	X				
Plumbing Fixtures	X				
Custodian Sink	X				
Water Cooler	X				
Water Heater	X				
Exterior Hose Bibs	X				
Coffee Shop Equipment		X			
Division 15.5 HVAC Systems					
Hydronic Heating System				X	
Gas-Fired Forced Air System	X				
Electric Heat Pump System	X				
Exhaust Air Systems (at toilet room)	X				
Electric Heaters				X	
Standard Controls	X				
DDC Controls				X	
Division 16 Electrical Systems					
Electrical Distribution System	X				
Switchgear & Panel Equipment	X				
Lighting Equipment & Wiring	X				
Emergency Lighting System	X				
Exterior Ground-Mounted Building Flood Lighting	X				
Emergency Generator System				X	
Uninterruptable Power Supply (U.P.S.) System				X	
Surge Protection System	X				
Lightning Protection System				X	
Fire Alarm System				X	
Area of Rescue Assistance Intercom System				X	
Sound System		X			
Sound Masking System		X			
Security Equipment Power Wiring	X				
Security Equipment Communication Wiring		X			
Computer Equipment Power Wiring	X				
Computer Equipment Communication Wiring		X			
Telephone Equipment Power Wiring	X				
Telephone Equipment Communication Wiring		X			